EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MFIC Corporation (the Company) on Form 10-K for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ IRWIN J. GRUVERMAN
	Name:	Irwin J. Gruverman
	Title:	Chief Executive Officer (Principal Executive Officer)

Dated: March 30, 2006